UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2017

Orbital ATK, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45101 Warp Drive Dulles, Virginia	20166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 406-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Company expects to file with the Securities and Exchange Commission (“SEC”), by the end of February 2017, its amended Annual Report on Form 10-K/A (the “2015 10-K/A”) in which it will restate its consolidated financial statements for the nine-month transition period ended December 31, 2015, the fiscal year ended March 31, 2015, fiscal year ended March 31, 2014, and the unaudited financial information for the fiscal year ended March 31, 2013.

The Company plans to announce its preliminary, unaudited 2016 financial results in early March 2017.

The Company has entered into an extension agreement with its credit agreement lenders to extend to April 14, 2017 the deadline under its credit agreement for filing with the SEC the foregoing report, as well as an amended Quarterly Report on Form 10-Q/A for the fiscal quarter ended April 3, 2016 and the Quarterly Reports on Form 10-Q for the fiscal quarters ended July 3 and October 2, 2016 (collectively, the “2016 10-Q’s”) and the Annual Report on Form 10-K for 2016 (the “2016 10-K”).

Forward Looking Statements

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such forward-looking statements include statements regarding the timing of the filing of the Company’s SEC reports and its announcement of preliminary, unaudited 2016 financial results.  The Company cautions you not to place undue reliance on any such forward-looking statements. Several factors could cause the actual timing of these filings to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, the fact that the Company is continuing to work on the restatement and the preparation of the Company’s restated financial statements, and the Company’s analysis is not final, as well as the risk that additional information may arise or different conclusions are reached prior to the expected filing with the SEC of the contemplated filings, or other subsequent events occur that would require us to make additional adjustments. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL ATK, INC.

	By:	/s/ Garrett E. Pierce
	Name:	Garrett E. Pierce
	Title:	Chief Financial Officer

Date: February 14, 2017